EXHIBIT 99.5
                                 ------------

                                The Guarantees

                                                     Swiss Reinsurance Company
                                                     Mythenquai 50/60
                                                     P.O. Box
                                                     8022 Zurich
                                                     Switzerland
                                                     Telephone 043 285 2121
                                                     Fax 043 285 2999
                                                     www.swissre.com




                                                     March 1, 2007



                                   Guarantee

To: The Bank of New York, (the "Beneficiary"), not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for the CWALT, Inc. Alternative Loan Trust 2007-OA3 established pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of February 1, 2007 among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee for the benefit of the LIBOR Certificates (as defined in the Pooling and Servicing Agreement) (the "Rated Securities").


1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 1297208) dated as of March 1, 2007 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreement") which supports the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defence or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreement to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 1st day of March, 2007.




                                  SWISS REINSURANCE COMPANY



                                  /s/ Andre Pfanner      /s/ Urs Bucher
                                  -----------------      --------------
                                  Andre Pfanner          Urs Bucher
                                  Member of Senior       Member of Senior
                                  Management             Management

                                                     Swiss Reinsurance Company
                                                     Mythenquai 50/60
                                                     P.O. Box
                                                     8022 Zurich
                                                     Switzerland
                                                     Telephone 043 285 2121
                                                     Fax 043 285 2999
                                                     www.swissre.com



                                                     March 1, 2007



                                   Guarantee

To: The Bank of New York, (the "Beneficiary"), not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for the CWALT, Inc. Alternative Loan Trust 2007-OA3 established pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of February 1, 2007 among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee for the benefit of the LIBOR Certificates (as defined in the Pooling and Servicing Agreement) (the "Rated Securities").

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 1297212) dated as of March 1, 2007 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreement") which supports the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defence or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreement to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 1st day of March, 2007.




                                  SWISS REINSURANCE COMPANY



                                  /s/ Andre Pfanner      /s/ Urs Bucher
                                  -----------------      --------------
                                  Andre Pfanner          Urs Bucher
                                  Member of Senior       Member of Senior
                                  Management             Management

                                                     Swiss Reinsurance Company
                                                     Mythenquai 50/60
                                                     P.O. Box
                                                     8022 Zurich
                                                     Switzerland
                                                     Telephone 043 285 2121
                                                     Fax 043 285 2999
                                                     www.swissre.com



                                                     March 1, 2007



                                   Guarantee

To: The Bank of New York, (the "Beneficiary"), not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for the CWALT, Inc. Alternative Loan Trust 2007-OA3 established pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of February 1, 2007 among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee for the benefit of the LIBOR Certificates (as defined in the Pooling and Servicing Agreement) (the "Rated Securities").

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 1297187) dated as of March 1, 2007 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreement") which supports the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defence or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreement to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 1st day of March, 2007.




                                  SWISS REINSURANCE COMPANY



                                  /s/ Andre Pfanner      /s/ Urs Bucher
                                  -----------------      --------------
                                  Andre Pfanner          Urs Bucher
                                  Member of Senior       Member of Senior
                                  Management             Management




                                              3